               IBJ WHITEHALL BUSINESS CREDIT CORPORATION
                           ONE STATE STREET
                         NEW YORK, NY   10004

April 14, 1999


Health-Chem Corporation, Borrowing Agent
1212 Avenue of the Americas
New York, NY  10036

     Re:  Amendment and Forbearance Agreement

Gentlemen:

     Reference is made to that certain Revolving Credit, Term Loan and Security Agreement dated as of January 9, 1997 (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement") by and among HEALTH-CHEM CORPORATION, a corporation organized under the laws of the State of Delaware ("Holdings"), HERCULITE PRODUCTS, INC., a corporation organized under the laws of the State of New York ("HPI"), TRANSDERM LABORATORIES CORPORATION, a corporation organized under the laws of the State of Delaware ("TLC"), HERCON ENVIRONMENTAL CORPORATION, a corporation organized under the laws of the State of Delaware ("HEC"), PACIFIC COMBINING CORPORATION, a corpo-ration organized under the laws of the State of California ("PCC") and HERCON LABORATORIES CORPORATION, a corporation organized under the State of Delaware ("HLC") (Holdings, HPI, TLC, HEC, PCC and HLC, each a "Borrower" and collectively "Borrowers"), and IBJ WHITEHALL BUSINESS CREDIT CORPORATION (f/k/a IBJ Schroder Business Credit Corporation) (as successor in interest to IBJ Schroder Bank & Trust Company), as agent (in such capacity, the "Agent") for itself and the financial institutions which are now or which hereafter become a party (collectively, the "Lenders" and individually a "Lender") to the Loan Agreement. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

     Borrowers have advised Agent that it will not be able to make the scheduled principal payment on the Debentures when due on April 15, 1999 (the "Debenture Payment") and that they will not be able to complete the sale of all or substantially of the assets or stock of HPI and HEC (the "Herculite Sale") prior to April 15, 1999. In order to assist Borrowers in completing the Herculite Sale, Borrowers have request Agent to (i) amend the Loan Agreement to extend the period for making special advances to May 14, 1999 and (ii) forebear from exercising any remedies under the Loan Agreement from the date hereof until May 14, 1999 (the "Forbearance Period") with respect to (1) all Defaults and Events of Default existing through the date of this agree-ment and (2) an Event of Default occurring after the date of this agreement resulting from Borrowers' failure to make the

Debenture Payment  (each of  (1) and  (2)  a "Designated
Default"), and Agent and Lenders are willing to do so upon the terms herein stated.

     1.  The Loan Agreement is hereby amended as follows:

          (a)  By amending the defined term "Special Advance
Amount" to delete the date "April 14, 1999" and inserting the date "May 14, 1999" in lieu thereof.

          (b) By amending paragraph 3(a)(i) of the Consent and Fourth Amendment to Revolving Credit, Term Loan and Security Agreement dated as of March 24, 1999 (the "Fourth Amendment") in its entirety to read as follows: "(i) the aggregate sale proceeds shall be not less than an amount sufficient to repay the Obligations in full and".

          (c)  By amending paragraph 3(a)(iii)  of the Fourth
Amendment to delete the date "April 14, 1999" and inserting the date "May 14, 1999" in lieu thereof.

          (d)  By amending paragraph 5(b)  of the Fourth
Amendment by deleting the date "April 14, 1999" and inserting the date "May 14, 1999" in lieu thereof.

     2. During the Forbearance Period, Agent and Lenders agree to forbear from exercising any of their rights and remedies solely with respect to the Designated Defaults, as such rights and remedies are evidenced in the Loan Agreement and Other Documents, and as are available to Agent and Lenders at law or in equity; provided, however, upon the occurrence of an Event of Default other than a Designated Default, at the option of Agent, all Obligations shall be immediately due and payable and in addition Agent and Lenders shall be immediately entitled to enforce all of its rights and remedies under the Loan Agreement or otherwise.

     Except as specifically amended herein, the Loan Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

     The execution, delivery and effectiveness of this Agreement, and our forbearance from exercising rights and remedies during the Forbearance Period with respect to the Designated Default, shall not operate as a waiver of any right, power or remedy of Agent or any Lender, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agree-ments executed and/or delivered under or in connection therewith and Agent and Lenders hereby reserve all rights and remedies un-der the Loan Agreement and applicable law.

     Kindly acknowledge your agreement with the foregoing by signing where indicated below. This agreement may be executed in any number of and by different parties hereto on separate counterparts, all of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party via facsimile transmission shall be deemed an original signature hereto.

Very truly yours,

IBJ WHITEHALL BUSINESS CREDIT
CORPORATION, as Agent and sole Lender


By:  ______________________________
Name:
Title:

ACKNOWLEDGED AND AGREED:

HEALTH-CHEM CORPORATION
HERCULITE PRODUCTS, INC.
PACIFIC COMBINING CORPORATION
HERCON LABORATORIES CORPORATION

By:      /s/ Marvin M. Speiser
Name:  Marvin M. Speiser
Title:  Chairman of the Board of each of
          the foregoing corporations

TRANSDERM LABORATORIES CORPORATION

By:       /s/ Robert D. Speiser
Name:  Robert D. Speiser
Title:  President

HERCON ENVIRONMENTAL CORPORATION

By:        /s/ Marvin M. Speiser
Name:  Marvin M. Speiser
Title:  Chairman of the Board

MEDALLION GROUP, INC.
HEALTH-CHEM INDUSTRIES, INC.
H.S. PROTECTIVE FABRICS CORPORATION
H.S. DEVELOPMENT, INC.
YORK AEROSOL DELIVERY SYSTEM CORPORATION
SPRINGS DEVELOPMENT CORPORATION
RESEARCH DEVELOPMENT CORPORAIOTN
HEALTH-MED CORPORATION
CAPCO DELAWARE, INC.

ABERDEEN RESEARCH CORPORATION

By:        /s/ Marvin M. Speiser
Name:  Marvin M. Speiser
Title:  President or Chairman of the Board
          of each of the foregoing corporations
               IBJ WHITEHALL BUSINESS CREDIT CORPORATION
                           ONE STATE STREET
                         NEW YORK, NY   10004

May 14, 1999


Health-Chem Corporation, Borrowing Agent
460 Park Avenue
New York, NY  10022

     Re:  Amendment and Forbearance Agreement

Gentlemen:

     Reference is made to that certain Revolving Credit, Term Loan and Security Agreement dated as of January 9, 1997 (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement") by and among HEALTH-CHEM CORPORATION, a corporation organized under the laws of the State of Delaware ("Holdings"), HERCULITE PRODUCTS, INC., a corporation organized under the laws of the State of New York ("HPI"), TRANSDERM LABORATORIES CORPORATION, a corporation organized under the laws of the State of Delaware ("TLC"), HERCON ENVIRONMENTAL CORPORATION, a corporation organized under the laws of the State of Delaware ("HEC"), PACIFIC COMBINING CORPORATION, a corpo-ration organized under the laws of the State of California ("PCC") and HERCON LABORATORIES CORPORATION, a corporation organized under the State of Delaware ("HLC") (Holdings, HPI, TLC, HEC, PCC and HLC, each a "Borrower" and collectively "Borrowers"), and IBJ WHITEHALL BUSINESS CREDIT CORPORATION (f/k/a IBJ Schroder Business Credit Corporation) (as successor in interest to IBJ Schroder Bank & Trust Company), as agent (in such capacity, the "Agent") for itself and the financial institutions which are now or which hereafter become a party (collectively, the "Lenders" and individually a "Lender") to the Loan Agreement. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement or the Forbearance Letter (as hereafter defined).

     Pursuant to an Amendment and Forbearance Agreement dated April 14, 1999 among Agent, Lender, Borrowers and the Guarantors (the "Forbearance Letter"), Agent agreed, among other things, to extend the period for making special advances to May 14, 1999 and to forbear from exercising any remedies under the Loan Agreement until May 14, 1999 with respect to the occurrence of a Designated Default. Borrowers have advised Agent that they will not be able to complete the Herculite Sale or make the Debenture Payment prior to June 30, 1999. In order to assist Borrowers in completing the Herculite Sale, Borrower have request Agent to
(i) amend the Loan Agreement to extend the period for making special advances to June 30, 1999 and (ii) extend the Forbearance Period to June 30, 1999, and Agent and Lenders are willing to do so upon the terms herein stated.

     The Parties hereby agree as follows:

     1.   The Forbearance Period set forth in the Forbearance
Letter is hereby extended to June 30, 1999.

     2.  The Loan Agreement is hereby amended as follows:

          (a)  By amending the defined term "Special Advance
Amount" to delete the date "May 14, 1999" and inserting the date
"June 30, 1999" in lieu thereof.

          (b) By amending paragraph 3(a)(iii) of the Consent and Fourth Amendment to Revolving Credit, Term Loan and Security Agreement dated as of March 24, 1999 (the "Fourth Amendment") to delete the date "May 14, 1999" and inserting the date "June 30, 1999" in lieu thereof.

          (c)  By amending paragraph 5(b)  of the Fourth
Amendment by deleting the date "May 14, 1999" and inserting the date "June 30, 1999" in lieu thereof.

     3.  All bid offers made in connection with the Herculite
Sale which are received by Borrower shall be delivered to Agent not later than the following day.

     4. During the Forbearance Period, Agent and Lenders agree to forbear from exercising any of their rights and remedies solely with respect to the Designated Default, as such rights and remedies are evidenced in the Loan Agreement and Other Documents, and as are available to Agent and Lenders at law or in equity; provided, however, (a) upon the occurrence of an Event of Default other than a Designated Default or (b) if the holders of the Debentures exercise any remedies or commence any other action or proceeding to recover any amounts due or to become due with respect to the Debentures whether resulting from a Designated Default or otherwise, then, at the option of Agent, all Obligations shall be immediately due and payable and, in addition, Agent and Lenders shall be immediately entitled to enforce all of its rights and remedies under the Loan Agreement or otherwise.

     Except as specifically amended herein, the Loan Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

     The execution, delivery and effectiveness of this Agreement, and our forbearance from exercising rights and remedies during the Forbearance Period with respect to the Designated Default, shall not operate as a waiver of any right, power or remedy of Agent or any Lender, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agree-ments executed and/or delivered under or in connection therewith and Agent and Lenders hereby reserve all rights and remedies un-der the Loan Agreement and applicable law.

     Kindly acknowledge your agreement with the foregoing by signing where indicated below. This agreement may be executed in any number of and by different parties hereto on separate counterparts, all of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party via facsimile transmission shall be deemed an original signature hereto.

Very truly yours,

IBJ WHITEHALL BUSINESS CREDIT
CORPORATION, as Agent and sole Lender


By:  ______________________________
Name:
Title:

ACKNOWLEDGED AND AGREED:

HEALTH-CHEM CORPORATION
HERCULITE PRODUCTS, INC.
PACIFIC COMBINING CORPORATION
HERCON LABORATORIES CORPORATION

By:      /s/ Marvin M. Speiser
Name:  Marvin M. Speiser
Title:  Chairman of the Board of each of
          the foregoing corporations

TRANSDERM LABORATORIES CORPORATION

By:       /s/ Robert D. Speiser
Name:  Robert D. Speiser
Title:  President

HERCON ENVIRONMENTAL CORPORATION

By:        /s/ Marvin M. Speiser
Name:  Marvin M. Speiser
Title:  Chairman of the Board

MEDALLION GROUP, INC.
HEALTH-CHEM INDUSTRIES, INC.
H.S. PROTECTIVE FABRICS CORPORATION
H.S. DEVELOPMENT, INC.
YORK AEROSOL DELIVERY SYSTEM CORPORATION
SPRINGS DEVELOPMENT CORPORATION
RESEARCH DEVELOPMENT CORPORAIOTN
HEALTH-MED CORPORATION
CAPCO DELAWARE, INC.
ABERDEEN RESEARCH CORPORATION

By:        /s/ Marvin M. Speiser
Name:  Marvin M. Speiser
Title:  President or Chairman of the Board
          of each of the foregoing corporations

               IBJ WHITEHALL BUSINESS CREDIT CORPORATION
                           ONE STATE STREET
                         NEW YORK, NY   10004

June 21, 1999


Health-Chem Corporation, Borrowing Agent
460 Park Avenue
New York, NY  10022

     Re:  Amendment and Forbearance Agreement

Gentlemen:

     Reference is made to that certain Revolving Credit, Term Loan and Security Agreement dated as of January 9, 1997 (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement") by and among HEALTH-CHEM CORPORATION, a corporation organized under the laws of the State of Delaware ("Holdings"), HERCULITE PRODUCTS, INC., a corporation organized under the laws of the State of New York ("HPI"), TRANSDERM LABORATORIES CORPORATION, a corporation organized under the laws of the State of Delaware ("TLC"), HERCON ENVIRONMENTAL CORPORATION, a corporation organized under the laws of the State of Delaware ("HEC"), PACIFIC COMBINING CORPORATION, a corpo-ration organized under the laws of the State of California ("PCC") and HERCON LABORATORIES CORPORATION, a corporation organized under the State of Delaware ("HLC") (Holdings, HPI, TLC, HEC, PCC and HLC, each a "Borrower" and collectively "Borrowers"), and IBJ WHITEHALL BUSINESS CREDIT CORPORATION (f/k/a IBJ Schroder Business Credit Corporation) (as successor in interest to IBJ Schroder Bank & Trust Company), as agent (in such capacity, the "Agent") for itself and the financial institutions which are now or which hereafter become a party (collectively, the "Lenders" and individually a "Lender") to the Loan Agreement. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement or the Forbearance Letter (as hereafter defined).

     Pursuant to an Amendment and Forbearance Agreement dated April 14, 1999 among Agent, Lender, Borrowers and the Guarantors (as amended, modified or supplemented from time to time the "Forbearance Letter"), Agent agreed, among other things, to extend the period for making special advances to June 30, 1999 and to forbear from exercising any remedies under the Loan Agreement until June 30, 1999 with respect to the occurrence of a Designated Default. Borrowers have advised Agent that they will not be able to complete the Herculite Sale or make the Debenture Payment prior to July 15, 1999. In order to assist Borrowers in completing the Herculite Sale, Borrower have request Agent to
(i) amend the Loan Agreement to extend the period for making special advances to July 15, 1999 and (ii) extend the

Forbearance Period to July 15, 1999, and Agent and Lenders are willing to do so upon the terms herein stated.

     The Parties hereby agree as follows:

     1.   The Forbearance Period set forth in the Forbearance
Letter is hereby extended to July 15, 1999.

     2.  The Loan Agreement is hereby amended as follows:

          (a)  By amending the defined term "Special Advance
Amount" to delete the date "June 30, 1999" and inserting the date
"July 15, 1999" in lieu thereof.

          (b) By amending paragraph 3(a)(iii) of the Consent and Fourth Amendment to Revolving Credit, Term Loan and Security Agreement dated as of March 24, 1999 (the "Fourth Amendment") to delete the date "June 30, 1999" and inserting the date "July 15, 1999" in lieu thereof.

          (c)  By amending paragraph 5(b)  of the Fourth
Amendment by deleting the date "June 30, 1999" and inserting the date "July 15, 1999" in lieu thereof.

     3.  All bid offers made in connection with the Herculite
Sale which are received by Borrower shall be delivered to Agent not later than the following day.

     4. During the Forbearance Period, Agent and Lenders agree to forbear from exercising any of their rights and remedies solely with respect to the Designated Default, as such rights and remedies are evidenced in the Loan Agreement and Other Documents, and as are available to Agent and Lenders at law or in equity; provided, however, (a) upon the occurrence of an Event of Default other than a Designated Default or (b) if the holders of the Debentures exercise any remedies or commence any other action or proceeding to recover any amounts due or to become due with respect to the Debentures whether resulting from a Designated Default or otherwise, then, at the option of Agent, all Obligations shall be immediately due and payable and, in addition, Agent and Lenders shall be immediately entitled to enforce all of its rights and remedies under the Loan Agreement or otherwise.

     Except as specifically amended herein, the Loan Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

     The execution, delivery and effectiveness of this Agreement, and our forbearance from exercising rights and remedies during the Forbearance Period with respect to the Designated Default, shall not operate as a waiver of any right, power or remedy of

Agent or any Lender, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agree-ments executed and/or delivered under or in connection therewith and Agent and Lenders hereby reserve all rights and remedies un-der the Loan Agreement and applicable law.

     Kindly acknowledge your agreement with the foregoing by signing where indicated below. This agreement may be executed in any number of and by different parties hereto on separate counterparts, all of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party via facsimile transmission shall be deemed an original signature hereto.

Very truly yours,

IBJ WHITEHALL BUSINESS CREDIT
CORPORATION, as Agent and sole Lender


By:  ______________________________
Name:
Title:

ACKNOWLEDGED AND AGREED:

HEALTH-CHEM CORPORATION
HERCULITE PRODUCTS, INC.
PACIFIC COMBINING CORPORATION
HERCON LABORATORIES CORPORATION

By:      /s/ Marvin M. Speiser
Name:  Marvin M. Speiser
Title:  Chairman of the Board of each of
          the foregoing corporations

TRANSDERM LABORATORIES CORPORATION

By:       /s/ Robert D. Speiser
Name:  Robert D. Speiser
Title:  President

HERCON ENVIRONMENTAL CORPORATION

By:        /s/ Marvin M. Speiser
Name:  Marvin M. Speiser
Title:  Chairman of the Board

MEDALLION GROUP, INC.
HEALTH-CHEM INDUSTRIES, INC.
H.S. PROTECTIVE FABRICS CORPORATION
H.S. DEVELOPMENT, INC.
YORK AEROSOL DELIVERY SYSTEM CORPORATION

SPRINGS DEVELOPMENT CORPORATION
RESEARCH DEVELOPMENT CORPORAIOTN
HEALTH-MED CORPORATION
CAPCO DELAWARE, INC.
ABERDEEN RESEARCH CORPORATION

By:        /s/ Marvin M. Speiser
Name:  Marvin M. Speiser
Title:  President or Chairman of the Board
          of each of the foregoing corporations

               IBJ WHITEHALL BUSINESS CREDIT CORPORATION
                           ONE STATE STREET
                         NEW YORK, NY   10004

July 15, 1999


Health-Chem Corporation, Borrowing Agent
460 Park Avenue
New York, NY  10022

     Re:  Amendment and Forbearance Agreement

Gentlemen:

     Reference is made to that certain Revolving Credit, Term Loan and Security Agreement dated as of January 9, 1997 (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement") by and among HEALTH-CHEM CORPORATION, a corporation organized under the laws of the State of Delaware ("Holdings"), HERCULITE PRODUCTS, INC., a corporation organized under the laws of the State of New York ("HPI"), TRANSDERM LABORATORIES CORPORATION, a corporation organized under the laws of the State of Delaware ("TLC"), HERCON ENVIRONMENTAL CORPORATION, a corporation organized under the laws of the State of Delaware ("HEC"), PACIFIC COMBINING CORPORATION, a corpo-ration organized under the laws of the State of California ("PCC") and HERCON LABORATORIES CORPORATION, a corporation organized under the State of Delaware ("HLC") (Holdings, HPI, TLC, HEC, PCC and HLC, each a "Borrower" and collectively "Borrowers"), and IBJ WHITEHALL BUSINESS CREDIT CORPORATION (f/k/a IBJ Schroder Business Credit Corporation) (as successor in interest to IBJ Schroder Bank & Trust Company), as agent (in such capacity, the "Agent") for itself and the financial institutions which are now or which hereafter become a party (collectively, the "Lenders" and individually a "Lender") to the Loan Agreement. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement or the Forbearance Letter (as hereafter defined).

     Pursuant to an Amendment and Forbearance Agreement dated April 14, 1999 among Agent, Lender, Borrowers and the Guarantors (as amended, modified or supplemented from time to time the "Forbearance Letter"), Agent agreed, among other things, to extend the period for making special advances to July 15, 1999 and to forbear from exercising any remedies under the Loan Agreement until July 15, 1999 with respect to the occurrence of a Designated Default. Borrowers have advised Agent that they will not be able to complete the Herculite Sale or make the Debenture Payment prior to August 15, 1999. In order to assist Borrowers in completing the Herculite Sale, Borrower have request Agent to
(i) amend the Loan Agreement to extend the period for making special advances to August 15, 1999 and (ii) extend the Forbearance Period to August 15, 1999, and Agent and Lenders are willing to do so upon the terms herein stated.

     The Parties hereby agree as follows:

     1.   The Forbearance Period set forth in the Forbearance
Letter is hereby extended to August 15, 1999.

     2.  The Loan Agreement is hereby amended as follows:

          (a)  By amending the defined term "Special Advance
Amount" to delete the date "July 15, 1999" and inserting the date
"August 15, 1999" in lieu thereof.

          (b) By amending paragraph 3(a)(iii) of the Consent and Fourth Amendment to Revolving Credit, Term Loan and Security Agreement dated as of March 24, 1999 (the "Fourth Amendment") to delete the date "July 15, 1999" and inserting the date "August 15, 1999" in lieu thereof.

          (c)  By amending paragraph 5(b)  of the Fourth
Amendment by deleting the date "July 15, 1999" and inserting the date "August 15, 1999" in lieu thereof.

     3.  All bid offers made in connection with the Herculite
Sale which are received by Borrower shall be delivered to Agent not later than the following day.

     4. During the Forbearance Period, Agent and Lenders agree to forbear from exercising any of their rights and remedies solely with respect to the Designated Default, as such rights and remedies are evidenced in the Loan Agreement and Other Documents, and as are available to Agent and Lenders at law or in equity; provided, however, (a) upon the occurrence of an Event of Default other than a Designated Default or (b) if the holders of the Debentures exercise any remedies or commence any other action or proceeding to recover any amounts due or to become due with respect to the Debentures whether resulting from a Designated Default or otherwise, then, at the option of Agent, all Obligations shall be immediately due and payable and, in addition, Agent and Lenders shall be immediately entitled to enforce all of its rights and remedies under the Loan Agreement or otherwise.

     Except as specifically amended herein, the Loan Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

     The execution, delivery and effectiveness of this Agreement, and our forbearance from exercising rights and remedies during the Forbearance Period with respect to the Designated Default, shall not operate as a waiver of any right, power or remedy of Agent or any Lender, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agree-ments executed and/or delivered under or in connection therewith and Agent and Lenders hereby reserve all rights and remedies un-der the Loan Agreement and applicable law.

     Kindly acknowledge your agreement with the foregoing by signing where indicated below. This agreement may be executed in any number of and by different parties hereto on separate counterparts, all of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party via facsimile transmission shall be deemed an original signature hereto.

Very truly yours,

IBJ WHITEHALL BUSINESS CREDIT
CORPORATION, as Agent and sole Lender


By:  ______________________________
Name:
Title:

ACKNOWLEDGED AND AGREED:

HEALTH-CHEM CORPORATION
HERCULITE PRODUCTS, INC.
PACIFIC COMBINING CORPORATION
HERCON LABORATORIES CORPORATION

By:      /s/ Marvin M. Speiser
Name:  Marvin M. Speiser
Title:  Chairman of the Board of each of
          the foregoing corporations

TRANSDERM LABORATORIES CORPORATION

By:       /s/ Robert D. Speiser
Name:  Robert D. Speiser
Title:  President

HERCON ENVIRONMENTAL CORPORATION

By:        /s/ Marvin M. Speiser
Name:  Marvin M. Speiser
Title:  Chairman of the Board

MEDALLION GROUP, INC.
HEALTH-CHEM INDUSTRIES, INC.
H.S. PROTECTIVE FABRICS CORPORATION
H.S. DEVELOPMENT, INC.
YORK AEROSOL DELIVERY SYSTEM CORPORATION
SPRINGS DEVELOPMENT CORPORATION

RESEARCH DEVELOPMENT CORPORAIOTN
HEALTH-MED CORPORATION
CAPCO DELAWARE, INC.
ABERDEEN RESEARCH CORPORATION

By:        /s/ Marvin M. Speiser
Name:  Marvin M. Speiser
Title:  President or Chairman of the Board
          of each of the foregoing corporations


               IBJ WHITEHALL BUSINESS CREDIT CORPORATION
                           ONE STATE STREET
                         NEW YORK, NY   10004

August 15, 1999


Health-Chem Corporation, Borrowing Agent
460 Park Avenue
New York, NY  10022

     Re:  Amendment and Forbearance Agreement

Gentlemen:

     Reference is made to that certain Revolving Credit, Term Loan and Security Agreement dated as of January 9, 1997 (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement") by and among HEALTH-CHEM CORPORATION, a corporation organized under the laws of the State of Delaware ("Holdings"), HERCULITE PRODUCTS, INC., a corporation organized under the laws of the State of New York ("HPI"), TRANSDERM LABORATORIES CORPORATION, a corporation organized under the laws of the State of Delaware ("TLC"), HERCON ENVIRONMENTAL CORPORATION, a corporation organized under the laws of the State of Delaware ("HEC"), PACIFIC COMBINING CORPORATION, a corpo-ration organized under the laws of the State of California ("PCC") and HERCON LABORATORIES CORPORATION, a corporation organized under the State of Delaware ("HLC") (Holdings, HPI, TLC, HEC, PCC and HLC, each a "Borrower" and collectively "Borrowers"), and IBJ WHITEHALL BUSINESS CREDIT CORPORATION (f/k/a IBJ Schroder Business Credit Corporation) (as successor in interest to IBJ Schroder Bank & Trust Company), as agent (in such capacity, the "Agent") for itself and the financial institutions which are now or which hereafter become a party (collectively, the "Lenders" and individually a "Lender") to the Loan Agreement. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement or the Forbearance Letter (as hereafter defined).

     Pursuant to an Amendment and Forbearance Agreement dated April 14, 1999 among Agent, Lender, Borrowers and the Guarantors (as amended, modified or supplemented from time to time the "Forbearance Letter"), Agent agreed, among other things, to extend the period for making special advances to August 15, 1999 and to forbear from exercising any remedies under the Loan Agreement until August 15, 1999 with respect to the occurrence of a Designated Default. Borrowers have advised Agent that they will not be able to complete the Herculite Sale or make the Debenture Payment by August 20, 1999. In order to assist Borrowers in completing the Herculite Sale, Borrower have request Agent to (i) amend the Loan Agreement to extend the period for making special advances to August 20, 1999 and (ii) extend the

Forbearance Period to August 20, 1999, and Agent and Lenders are willing to do so upon the terms herein stated.

     The Parties hereby agree as follows:

     1.   The Forbearance Period set forth in the Forbearance
Letter is hereby extended to August 20, 1999.

     2.  The Loan Agreement is hereby amended as follows:

          (a)  By amending the defined term "Special Advance
Amount" to delete the date "August 15, 1999" and inserting the date "August 20, 1999" in lieu thereof.

          (b) By amending paragraph 3(a)(iii) of the Consent and Fourth Amendment to Revolving Credit, Term Loan and Security Agreement dated as of March 24, 1999 (the "Fourth Amendment") to delete the date "August 15, 1999" and inserting the date "August 20, 1999" in lieu thereof.

          (c)  By amending paragraph 5(b)  of the Fourth
Amendment by deleting the date "August 15, 1999" and inserting the date "August 20, 1999" in lieu thereof.

     3.  All bid offers made in connection with the Herculite
Sale which are received by Borrower shall be delivered to Agent not later than the following day.

     4. During the Forbearance Period, Agent and Lenders agree to forbear from exercising any of their rights and remedies solely with respect to the Designated Default, as such rights and remedies are evidenced in the Loan Agreement and Other Documents, and as are available to Agent and Lenders at law or in equity; provided, however, (a) upon the occurrence of an Event of Default other than a Designated Default or (b) if the holders of the Debentures exercise any remedies or commence any other action or proceeding to recover any amounts due or to become due with respect to the Debentures whether resulting from a Designated Default or otherwise, then, at the option of Agent, all Obligations shall be immediately due and payable and, in addition, Agent and Lenders shall be immediately entitled to enforce all of its rights and remedies under the Loan Agreement or otherwise.

     Except as specifically amended herein, the Loan Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

     The execution, delivery and effectiveness of this Agreement, and our forbearance from exercising rights and remedies during the Forbearance Period with respect to the Designated Default, shall not operate as a waiver of any right, power or remedy of

Agent or any Lender, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agree-ments executed and/or delivered under or in connection therewith and Agent and Lenders hereby reserve all rights and remedies un-der the Loan Agreement and applicable law.

     Kindly acknowledge your agreement with the foregoing by signing where indicated below. This agreement may be executed in any number of and by different parties hereto on separate counterparts, all of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party via facsimile transmission shall be deemed an original signature hereto.

Very truly yours,

IBJ WHITEHALL BUSINESS CREDIT
CORPORATION, as Agent and sole Lender


By:  ______________________________
Name:
Title:

ACKNOWLEDGED AND AGREED:

HEALTH-CHEM CORPORATION
HERCULITE PRODUCTS, INC.
PACIFIC COMBINING CORPORATION
HERCON LABORATORIES CORPORATION

By:      /s/ Marvin M. Speiser
Name:  Marvin M. Speiser
Title:  Chairman of the Board of each of
          the foregoing corporations

TRANSDERM LABORATORIES CORPORATION

By:       /s/ Robert D. Speiser
Name:  Robert D. Speiser
Title:  President

HERCON ENVIRONMENTAL CORPORATION

By:        /s/ Marvin M. Speiser
Name:  Marvin M. Speiser
Title:  Chairman of the Board

MEDALLION GROUP, INC.
HEALTH-CHEM INDUSTRIES, INC.
H.S. PROTECTIVE FABRICS CORPORATION
H.S. DEVELOPMENT, INC.
YORK AEROSOL DELIVERY SYSTEM CORPORATION

SPRINGS DEVELOPMENT CORPORATION
RESEARCH DEVELOPMENT CORPORAIOTN
HEALTH-MED CORPORATION
CAPCO DELAWARE, INC.
ABERDEEN RESEARCH CORPORATION

By:        /s/ Marvin M. Speiser
Name:  Marvin M. Speiser
Title:  President or Chairman of the Board
          of each of the foregoing corporations